UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): July 18, 2022

Summit Therapeutics Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-36866	37-1979717
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2882 Sand Hill Road, Suite 106, Menlo Park, CA		94025
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 617-514-7149

Not applicable
(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common stock, $0.01 par value per share	SMMT	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.
On July 18, 2022, Summit Therapeutics Inc. (the “Company”) issued a press release announcing the commencement of its previously-announced rights offering pursuant to a shelf registration statement filed on Form S-3 (File No. 333-249316) (the “Registration Statement”) with the Securities and Exchange Commission, which was declared effective October 15, 2020, and the prospectus supplement relating to the rights offering filed with the SEC on July 18, 2022 (the prospectus supplement together with the accompanying prospectus, the “Prospectus”).

In connection with the rights offering, the Company is filing certain ancillary documents as Exhibits 4.1, 99.1, 99.2, 99.3, 99.4, 99.5, 99.6, and 99.7 to this Current Report on Form 8-K for the purpose of incorporating such items by reference to the Registration Statement, of which the Prospectus forms a part. The Company is also filing as Exhibit 5.1 the opinion of Baker & Hostetler LLP in connection with the issuance of the subscription rights and the shares of the Company’s common stock, par value $0.01 per share (“Common Stock”), issuable upon exercise of such subscription rights.

This Current Report on Form 8-K does not constitute an offer to sell or the solicitation of an offer to buy the securities described herein, nor will there be any sale of such securities in any state or other jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction. The rights offering will be made only by means of the Prospectus, copies of which will be mailed to all record holders entitled to participate in the rights offering, and can be accessed through the SEC’s website at www.sec.gov. A copy of the Prospectus may also be obtained by contacting the information agent for the rights offering, Broadridge Corporate Issuer Solutions, Inc., at (855) 793-5068.

A copy of the press release related to the matters set forth herein is attached hereto as Exhibit 99.7 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
4.1	Form of Subscription Rights Certificate
5.1	Legal Opinion of Baker & Hostetler LLP
23.2	Consent of Baker & Hostetler LLP (included in Exhibit 5.1 hereto)
99.1	Form of Instructions For Use of Non-Transferable Subscription Rights Certificates
99.2	Form of Letter to Stockholders who are Record Holders
99.3	Form of Letter to Brokers and other Nominee Holders
99.4	Form of Letter to Clients of Brokers and other Nominee Holders
99.5	Form of Nominee Holder Certification
99.6	Form of Beneficial Owner Election Form
99.7	Press Release, dated July 18, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

SUMMIT THERAPEUTICS INC.

Date: July 18, 2022	By:	/s/ Ankur Dhingra
Chief Financial Officer